UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Norfolk Southern Corporation

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NORFOLK SOUTHERN

AN IMPORTANT MESSAGE FOR ALL NORFOLK SOUTHERN SHAREHOLDERS

NORFOLK SOUTHERN **WHITE CARD**

Vote for ONLY Norfolk Southern's 13 Nominees

Richard H. Anderson	☑
Philip S. Davidson	☑
Francesca A. DeBiase	☑
Marcela E. Donadio	☑
Mary Kathryn "Heidi" Heitkamp	☑
John C. Huffard, Jr.	☑
Christopher T. Jones	☑
Thomas C. Kelleher	☑
Amy E. Miles	☑
Claude Mongeau	☑
Jennifer F. Scanlon	☑
Alan H. Shaw	☑
John R. Thompson	☑

Your Board of Directors Requests Your Support at the Upcoming Annual Meeting of Shareholders on May 9, 2024

Protect Your Investment and the Future of the Franchise: VOTE the WHITE Proxy Card FOR ONLY Norfolk Southern's 13 Nominees Today



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VoteNorfolkSouthern.com

DEAR FELLOW SHAREHOLDER,

You face an important decision at our upcoming Annual Meeting that will shape the future of Norfolk Southern and the long-term value of your investment in the company. At Norfolk Southern, you are represented by a highly qualified and engaged board that has taken crucial steps to:

1. Hold management accountable to its commitments
2. Oversee the successful execution of our balanced strategy
3. Position Norfolk Southern for long-term value creation

The board has acted as an agent of change to advance shareholders' interests. This includes refreshing its membership and taking decisive steps to address shareholder feedback and enhance safety and operational performance to drive long-term shareholder value.

Board & Governance Enhancements

- Separated CEO and board chair roles, May '22
- Appointed Amy Miles board chair, May '22
- Appointed Philip Davidson and Francesca DeBiase to the board, Jul. '23
- Increased cadence of Safety Committee meetings, Aug. '23
- Nominated Richard Anderson and Mary Kathryn "Heidi" Heitkamp to the board, Feb. '24
- Rotated board committee leadership, including Safety, Sept. '23 and Governance and Nominating, Mar. '24

Operational & Safety Enhancements

- Appointed Alan Shaw President Dec. '21 and CEO May '22
- Announced Balanced Strategy, Jun. '22
- Announced six-point safety plan to address NTSB findings on East Palestine, Mar. '23
- Appointed John Fleps as VP of Safety, and Floyd Hudson as VP of Field Engagement, Mar. '23
- Oversight of AtkinsRéalis, a renowned advisory firm with Nuclear Navy experience, which conducted an independent assessment of company safety culture, May '23
- Amended Safety Committee Charter to provide for additional solicitation of safety-related feedback from the company's craft employees, Feb. '24
- Appointed John Orr EVP and COO, Mar. '24

The changes we have made are already delivering results that will support long-term shareholder value by driving top-tier earnings and revenue growth and industry-competitive margins.

Safety

- Achieved industry-leading 38% year-over-year reduction in mainline accident rate in 2023, positioning Norfolk Southern among the best of the N.A. Class I railroads
- Improved FRA Personal Injury Index from 1.51 in 2020 to 1.09 in 2023, 14% below our 10-year average

Operations*

Over Alan Shaw's tenure as CEO, Norfolk Southern has improved:

- Terminal dwell time by 14%
- Train speed by 25%
- Intermodal service performance by 2970 bps from 57% to 87%
- Merchandise velocity by 25%, despite East Palestine related disruptions

* Figures are based on the latest available data

Vote FOR ONLY Norfolk Southern's 13 Nominees on the WHITE Proxy Card

Most recently, **the company announced additional transformational initiatives to further productivity and executive compensation plan adjustments to address shareholder feedback** – demonstrating the board's commitment to acting in shareholders' best interests.

Accelerating Operational Performance

- **Operations reporting changes**: Shifted reporting of Intermodal and Automotive Operations to COO John Orr to streamline processes and improve alignment
- **Near-term operational priorities**: Since John's appointment, he has been implementing changes to increase the Merchandise network speed and drive broader network fluidity
- **Lane rationalization**: Reviewed and optimized the Intermodal network to eliminate lanes that do not have the density to meet productivity targets
- **Intermodal reservation system**: Implemented new driver appointment system at two of the company's major international terminals to enable crews to create opportunities for further growth

Ensuring Performance Accountability through Changes to the Compensation Plan

- **Human Capital Management and Compensation Committee** has approved changes to the 2024 annual incentive compensation plan
- **Added operating ratio** as a performance metric to replace the margin modifier as part of the company's annual management incentive plan
- **Holds management accountable and aligns executive incentives** with Norfolk Southern's operating goals

COMMITMENT TO ONGOING REFRESHMENT

The board has maintained an ongoing process of thoughtful, comprehensive refreshment aimed at driving long-term shareholder value through diverse perspectives and complementary skill sets, with **six new directors appointed to the board in the past five years. Among this year's nominees:**

54%
bring safety experience
Versus 29% on Ancora's slate

85%
bring governmental or stakeholder relations experience
Versus 29% on Ancora's slate

85%
bring operational oversight experience
Versus 71% on Ancora's slate

Over 92%
shareholder support in 2023 for all Norfolk Southern incumbents



To learn more, visit VoteNorfolkSouthern.com

MEET YOUR NEW INDEPENDENT DIRECTORS

The Norfolk Southern board is committed to bringing in fresh ideas and diverse perspectives. As part of this commitment, we appointed two new directors in 2023 and look forward to welcoming this year's nominees. Our new independent director nominees bring critical knowledge pertaining to the railway and transportation sector, as well as key skills such as operations, safety, sustainability, risk, labor relations, and governmental relations.

Independent Director Nominees for 2024



RICHARD H. ANDERSON

- **20+ years of executive leadership experience in the transportation industry**
- **Former CEO of Delta Air Lines and President and CEO of Amtrak**

PRIORITIES FOR 2024

"I look forward to working with the board and management at such a pivotal moment, and to contribute my expertise in the transportation, logistics, and railway industries as we oversee the execution of Norfolk Southern's strategy."



HEIDI HEITKAMP

- **Public service experience as a United States Senator and state Attorney General**
- **Environmental lawyer and rail safety advocate**

PRIORITIES FOR 2024

"I look forward to contributing my political and regulatory experience from both the federal and state levels to further enhance Norfolk Southern's engagement with key stakeholders on issues that are critical to the company's ability to execute on its strategic plan to deliver safe and reliable service."

Independent Directors Appointed in 2023



PHILIP S. DAVIDSON

Safety Committee, Finance and Risk Management Committee

- **Significant safety, operational oversight, and strategic planning experience, including as a former four-star Navy Admiral**
- **25th Commander of the nation's oldest and largest military combatant command**

PRIORITIES FOR 2024

"A focus on process improvement, particularly around safety, overall operations, risk management, and craft employee engagement. This mindset, shared by the board and senior management, is helping to drive meaningful change across our enterprise."



FRANCESCA A. DEBIASE

Audit Committee, Governance and Nominating Committee

- **Extensive operational oversight expertise managing global supply chain, sustainability, and finance matters**
- **Former Executive Vice President, Chief Supply Chain and Sustainability Officer at McDonald's**

PRIORITIES FOR 2024

"Enhancing operational efficiencies while improving customer service. As we work to improve the productivity and resiliency of our operations, I want to apply my knowledge of the supply chain ecosystem and logistics to enhance Norfolk Southern's operational efficiency and overall customer experience."

Vote FOR ONLY Norfolk Southern's 13 Nominees on the WHITE Proxy Card

STRONG INDEPENDENT COMMITTEE LEADERSHIP

Our board has the right skills and experience to guide Norfolk Southern forward and close the gap with our peers. The chairs of the Safety, Finance and Risk Management, and Audit committees are seasoned leaders driving measurable progress by setting the standard for safety in our industry, overseeing management's execution, and ensuring robust risk management to advance our balanced approach to safe service, productivity, and growth.



MARCELA E. DONADIO

Audit Committee Chair, Executive Committee, Finance and Risk Management Committee

- **Nearly four decades of audit, public accounting, SEC, and related disclosure experience, including 25 years as a partner at Ernst & Young**
- **Notable public company board experience, including service as Lead Independent Director of Marathon Oil**



CHRISTOPHER T. JONES

Safety Committee Chair, Audit Committee, Executive Committee

- **Extensive technology, safety, and logistics experience**
- **Oversight experience through leadership roles in technology services and defense sectors**



THOMAS C. KELLEHER

Finance and Risk Management Committee Chair, Audit Committee, Executive Committee

- **Former President of Morgan Stanley; Chairman of UBS**
- **Successfully navigated Morgan Stanley through the global financial crisis and other industry challenges**

Norfolk Southern's directors have significant and diverse expertise:

- ✔ Including in rail transportation, operations, regulatory, safety, sustainability, cybersecurity, and other relevant skills to continue effective, independent oversight
- ✔ The Board has and will continue to act as its own change agent - and take necessary action when warranted

Ancora Alternatives LLC's ("Ancora") slate is seeking wholesale change to push through its short-term focused agenda, which would put the company's franchise at risk and be detrimental to shareholder value. Ancora's nominees would:

- ✗ Unseat incumbents who are critical to the proper oversight of the company and proper functioning of the board
- ✗ Replace them with inferior nominees with little board and safety experience
- ✗ Handicap the board with inexperienced members and create a dearth of leadership and continuity at a critical time for Norfolk Southern

Visit **VoteNorfolkSouthern.com** to view video messages from board chair Amy Miles, Governance and Nominating Committee chair Jennifer Scanlon, Finance and Risk Management Committee member John Huffard, Jr., and Norfolk Southern's management team

To learn more, visit VoteNorfolkSouthern.com

NORFOLK SOUTHERN HAS THE DIVERSE EXPERTISE IT NEEDS

...AND WOULD "GAIN" LITTLE FROM ANCORA'S NOMINEES

Alan's video



ALAN H. SHAW (CEO)

- Delivered record annual railway operating revenue in first year as CEO in 2022
- Built the strongest intermodal franchise in the eastern U.S. while serving as CMO of Norfolk Southern
- Engineer by trade; Seasoned railroader with 30+ years of experience across finance, operations, and marketing
- Crisis-tested, having successfully led the company through response to East Palestine derailment and strengthened relationships with regulators

JIM BARBER, JR.

- No experience in the railroad industry, no credibility with regulators, and no safety expertise
- Has never been CEO despite being 'next in line' at least twice, including at UPS where he spent 35 years
- Has been on the bench for 5 years during the biggest shock to global supply chains in history
- A "director for hire" whose allegiance will be to the hedge fund who installed him on multiple boards and to delivering on their reckless strategy
- Has overseen value destruction as director at C.H. Robinson, stock price has hit 52-week low since his appointment

Amy's video



AMY E. MILES (BOARD CHAIR)

- Extensive governance experience and successful track record as a corporate executive and director of multiple large public companies
- Brings proven expertise as former CEO and Chair at Regal Entertainment; current director at Amgen and Gap
- Valuable experience driving operational efficiencies, investing in customer experience-related infrastructure, marketing, and expanding organizational capabilities
- Led efforts to enhance shareholder engagement, board composition, and oversight of management
- Financial and accounting expert as former CFO

GILBERT LAMPHERE

- Career private equity investor with no direct operating experience in the rail industry
- Experience is already well covered by Claude Mongeau, Richard Anderson, and other operationally focused directors
- Another "director for hire" whose allegiance will be to Ancora and their reckless strategy



CLAUDE MONGEAU

- Highly respected CN leader with 25+ years of experience overseeing all facets of railroad management, with a deep understanding of PSR operations
- As CFO, partnered with Hunter Harrison for nearly a decade, successfully implementing CN's bold business transformation
- As CEO, key architect of CN's customer-centric pivot leading to superior growth and a record 55.9% operating ratio the year he stepped down for health reasons
- Oversaw and developed several veteran PSR operators, including Keith Creel, Jim Vena, Mike Cory, and John Orr
- Extensive governance experience as director of several large North American public companies in the engineering, telecommunications, banking, oil & gas, and rail sectors

SAMEH FAHMY

- Retired from CN more than a decade ago as SVP of Engineering, Mechanical and Supply Management under Claude Mongeau's leadership
- As KCS EVP of Precision Railroading from 2019-2021, returned to active management role with mixed safety and operational results
- Very limited C-suite experience, all in operations-focused roles
- Very limited public company governance experience; ill-prepared to act in an oversight role as director of a large North American infrastructure company

Jennifer's video



JENNIFER F. SCANLON (GNC CHAIR)

- Significant executive and board experience in the product safety testing and manufacturing industries; CEO of a safety focused company, she brings important expertise with respect to safety and governance matters
- 16+ years of executive experience as a former Norfolk Southern customer
- Recognized by the National Safety Council as leader of the USG Corporation
- Provides valuable insights into safety, strategic planning, IT, governance, operations, environmental, and transportation matters

ALLISON LANDRY

- No public or private company executive experience
- Background as an equity research analyst writing about public companies has not prepared her for the substantially different challenges of serving as a public company director
- No experience championing safety initiatives
- No operational know-how specific to rail or otherwise

Vote FOR ONLY Norfolk Southern's 13 Nominees on the WHITE Proxy Card

JOHN R. THOMPSON (HCMCC CHAIR)

- Extensive experience as a director and senior executive at customer facing public companies
- Over a decade of public company board experience at Belk and Wendy's International, where he served on several committees overseeing audit, compensation and governance matters
- Valuable insights into governmental and stakeholder relations, strategic planning, compensation, marketing, and IT
- Led the board's use of its discretionary authority to zero-out any annual incentive for Alan and all EVPs to align with shareholder interests in 2023

WILLIAM CLYBURN, JR.

- ✕ Career bureaucrat with no company management or board experience
- ✕ Rail experience is limited to regulatory experience that is nearly two decades out of date
- ✕ Zero operational experience
- ✕ Amy Miles and John Thompson are seasoned public company directors with a wealth of experience that Clyburn does not possess

John's video



JOHN C. HUFFARD, JR.

- Nearly two decades of technology experience as President and COO of a cybersecurity software company
- Member of President Biden's National Security Telecommunications Advisory Committee and recognized cybersecurity expert inducted into the Global Cyber Security Hall of Fame in 2023
- Serves as chairman for two high-growth tech companies; member of Goldman Sachs Value accelerator as a tech sector expert
- Oversaw recent independent assessments of Norfolk Southern's resiliency and preparedness; regularly engages management on IT, cybersecurity infrastructure, and technological innovations

BETSY ATKINS

- ✕ Has not worked in an operating role in over two decades
- ✕ Another "director for hire" whose allegiance will be to Ancora and its reckless strategy
- ✕ Serves on five other public company boards (over-boarded by ISS standards) and appears to collect board memberships as publicity for her own brand
- ✕ Despite being touted as an "expert" in technology, her experience falls miles short of John Huffard's undisputed reputation as a technology leader and innovator



HEIDI HEITKAMP (BOARD NOMINEE)

- Significant public sector experience as a United States Senator, state Attorney General, and rail safety advocate
- Strong relationships across the safety, rail, and agriculture industries, including key Norfolk Southern customers
- Proven bipartisan track record of successfully working with stakeholders on both sides of the aisle
- Instrumental in the RESPONSE Act, which ensures first responders have the proper training and resources to handle train derailments

JOHN KASICH

- ✕ Limited board experience and no relevant credentials in the transportation industry
- ✕ Completely lacks Heidi Heitkamp's rail experience and advocacy background
- ✕ Few allies left in Washington and Ohio, which would undermine key relationships in the state and community recovery
- ✕ Poor relationship with labor unions

We strongly urge shareholders to vote for the entire slate of 13 highly qualified and experienced Norfolk Southern director nominees. We look forward to engaging with you further as the Annual Meeting approaches, and as always, we appreciate your continued support and investment in Norfolk Southern.

Your vote is extremely important, no matter how many shares you own. Please use the enclosed WHITE proxy card to vote FOR ONLY Norfolk Southern's 13 nominees today.

Sincerely,
The Norfolk Southern Board


NORFOLK SOUTHERN
WHITE CARD
Vote for ONLY Norfolk Southern's 13 Nominees
Richard H. Anderson
Philip S. Davidson
Francesca A. DeBiase
Marcela E. Donadio
Mary Kathryn "Heidi" Heitkamp
John C. Huffard, Jr.
Christopher T. Jones
Thomas C. Kelleher
Amy E. Miles
Claude Mongeau
Jennifer F. Scanlon
Alan H. Shaw
John R. Thompson

To learn more, visit VoteNorfolkSouthern.com

YOUR VOTE IS IMPORTANT!If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies:(877) 750-9496(toll-free from the U.S. and Canada)+1 (412) 232-3651 from other countriesImportant Additional InformationThe Company has filed a definitive proxy statement (the “2024 Proxy Statement”) on Schedule 14A and a WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 Proxy Statement, any amendments or supplements to the 2024 Proxy Statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.Certain Information Concerning ParticipantsThe Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in Norfolk Southern’s 2024 Proxy Statement, filed with the SEC on March 20, 2024. To the extent holdings by our directors and executive officers of Norfolk Southern securities reported in the 2024 Proxy Statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change of Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described above. Cautionary Statement on Forward-Looking StatementsCertain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance, including statements relating to our ability to execute on our strategic plan and our 2024 Annual Meeting and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. These and other important factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.